UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2020

ZENTALIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 Seventh Avenue, Suite 2201

New York, New York 10018

(Address of principal executive offices) (Zip Code)

(212) 433-3791

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2020, the Board of Directors (the “Board”) of Zentalis Pharmaceuticals, Inc. (the “Company”) appointed Kimberly L. Blackwell, M.D. as a Class I director of the Company, effective as of July 1, 2020. Dr. Blackwell has also been appointed to serve on both the Audit Committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). Dr. Blackwell succeeds David E. Goel, who resigned as a member of the Board on June 26, 2020, effective as of July 1, 2020.

Dr. Blackwell is eligible to participate in the Company’s Non-Employee Director Compensation Program, which provides for an annual retainer of $40,000 for her Board service, and additional annual retainers of $10,000 for her service as a member of the Audit Committee, and $5,000 for her service as a member of the Nominating Committee. In lieu of the initial award of options under the Company’s Non-Employee Director Compensation Program, Dr. Blackwell was granted an initial award of options to purchase 42,000 shares of the Company’s common stock (the “Initial Award”). The Initial Award has an exercise price equal to $47.80 per share, the fair market value of a share of the Company’s common stock on the date of grant, and will vest and become exercisable in 36 substantially equal monthly installments following the date of grant, subject to Dr. Blackwell’s continued service on the Board through each such vesting date. Dr. Blackwell has also entered into the Company’s standard indemnification agreement for directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: July 1, 2020	By:	/s/ Anthony Y. Sun, M.D.
Anthony Y. Sun, M.D.
President and Chief Executive Officer